UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 26, 2007

Date of Report (date of earliest event reported)

Copart, Inc.

(Exact name of Registrant as specified in its charter)

California	0-23255	94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4665 Business Center Drive

Fairfield, California  94534

(Address of principal executive offices)

(707) 639-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under Section Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION INCLUDED IN THIS REPORT

Section  2 — Financial Information

Item 2.02         Results of Operations and Financial Condition

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

On September 26, 2007, Copart, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended July 31, 2007. The full text of the press release is furnished herewith as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release, dated September 26, 2007 of Copart, Inc. announcing its financial results for the fourth quarter and fiscal year ended July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2007	Copart, Inc.

	By:	/s/ William E. Franklin
William E. Franklin
Senior Vice President
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated September 26, 2007, of Copart, Inc. announcing its financial results for the fourth quarter and fiscal year ended July 31, 2007.